UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 3, 2005 (August 1, 2005)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On August 1, 2005, our Board of Directors increased the size of the Board of Directors from ten to eleven members. In order to fill the vacancy created by the foregoing action, on August 1, 2005, the Board elected Joseph H. Scarlett, Jr. as a Class I director to serve until the 2006 annual meeting of shareholders and until his successor is duly elected and qualified.
     Mr. Scarlett has not been appointed to any committee of the Board as of the date of this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure
     A press release issued by O’Charley’s Inc. on August 1, 2005 is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

99.1	Press Release dated August 1, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: August 3, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 1, 2005

4